UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Semi-Annual Report

June 30, 2014

(Unaudited)

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund returned 3.5% compared to the S&P 500 Index return of 6.05% without dividends for the six month period ended June 30, 2014. The Fund continues to be inactive on the buy side with the majority of the activity on the sell side. Consequently, the lack of undervalued opportunities has led to a growing cash position of 30%. It is my expectation that cash balances will continue to rise as Fund security prices converge toward fairly valued to overvalued territory. With cash earning near zero percent the urge to invest it can be rather alluring. My years of experience have proven it is best to be patient and wait for the right opportunities to come along.

During the six month period ended June 30 2014 the main contributors to Fund performance was Micron Technology, 22nd Century Group, Tyson Foods, Statoil and Chipmos Technologies. The main detractors from Fund performance was Yahoo, General Motors, Noble Corp and Loews. The Fund eliminated positions in Avon Products, Coeur Mining and Vivendi SA. and reduced positions in Loews and Tyson Foods. The Fund purchased a small position in Skyline Corp. and added to Statoil.

The Fund’s top holdings consist of a number of solid long term investments. Many of them are near fair valuation such as Berkshire Hathaway (BRKB), Philip Morris International (PM), Tyson Foods (TSN) and Loews Corp. (L).  Although each one of these companies have been a solid long term investment, events in recent times has caught my attention. Let’s review each company.

Berkshire Hathaway continues to perform quite well as its non-insurance operating businesses overtook the insurance businesses.  For Q2 2014 the non-insurance operating businesses generated 2/3rds of total operating earnings. Berkshire grew its book equity value by 5.6% or over $12 billion for the first six months of this year. Excellent results considering the size of the company. Of course this will become much more difficult going forward as the company grows in size. The non-insurance operating businesses consists of the Burlington Northern Santa Fe railroad business, the utilities and energy group , McLane’s food service group, the industrial/manufacturing businesses and the service businesses. Berkshire’s balance sheet continues to reflect significant liquidity and a strong capital base with $49.2 billion in cash. The share price compared to book value ratio is below historic peak valuations. As the wholly owned operating businesses grow organically and through tuck in and major acquisitions, the focus will be on valuing Berkshire on cashflows and on earnings in the future.

The following is a little bit off topic but worth mentioning as it does impact corporate governance and shareholder value. Buffett has long been a critic of excessive executive compensation over the years. In the 2005 Berkshire annual report he said the following: "Too often, executive compensation in the U.S. is ridiculously out of line with performance,"….. "That won't change, moreover, because the deck is stacked against investors when it comes to the CEO's pay."  Buffett called the Coca Cola compensation plan excessive yet he abstained from voting against it because he didn't want to express disapproval of the company's management. What? I found this particular abstention to be very disappointing and the reason even more puzzling.  It is apparent the decks are heavily stacked against “little investors” as large institutional investors and Buffett are not willing to challenge boards on excessive executive compensation plans. How do we ever get corporate governance accountability if those in charge of large sums of money and in many instances of little investors’ money (pensions, funds) do not represent their constituent interests but keep the status quo?

Philip Morris International (PM) has been a solid long term investment for the Fund. It is in a high margin business that generates lots of free cashflow which has been passed onto shareholders via dividends and share buybacks. The share price has corrected off of historically high p/e valuations and the Fund reduced its position at higher prices. The Fund continues to hold a sizeable position while being compensated with over a 4% dividend yield. The company has been struggling in its European operations and due to current dollar strength. In recent years, I have become critical of company management for the amount of debt it has amassed on its balance sheet to finance large stock buybacks. Since the spinoff from Altria Group, PM has grown total debts from $6.5 billion to $23 billion. They have justified this strategy by the low interest rates, various metrics of debts and interest expense to cashflows. Although I am not against share buybacks using debt at reasonable prices, it is the level of debts which is the issue. I think the management has taken their eye off the ball and spent too much time financial engineering and not enough on the fundamentals of the business. The industry dynamics continue to remain sound while the share price valuation and dividend is reasonable so the Fund holds the stock.

Tyson Foods (TSN) has been an excellent performer for the Fund. The company has done an outstanding job in improving operational efficiencies and reducing leverage. Management has sought to improve profitability by organically expanding to higher margin packaged products. To accomplish this goal more quickly the management acquired Hilshire Brands. The acquisition does make sense in terms of increased packaged product offerings but the price they paid was very excessive. The Fund did reduce its position in Tyson Foods as the share price increased and will continue to analyze the situation to see how the integration development progresses.  In order for Tyson Foods to achieve a higher p/e multiple, it will be reliant on the success and efficiency integration of Hilshire.

And finally Loews Corp (L) which has been the Fund’s largest holding for several years up until now. The company has had success over the years by making contrarian investments at depressed prices. Loews has maintained a cash heavy balance sheet that it has been used to strategically repurchase shares at attractive prices to increase shareholder value. The company owns majority stakes in several public companies, CNA Insurance, Diamond Offshore, Boardwalk Pipeline, Highmont in the energy business and Loews Hotels. The company is valued at a discount to the sum of all the majority owned public companies and wholly owned businesses including cash. This persistent discount to the sum of the parts has remained for sometime due the lack of a consistent cashflow generation at Loews. However, the company has stumbled with Highmont and is expected take a fairly large write off after the asset sale.  With management following a deep value strategy and a large cash position, one would have expected much more merger &acquisition activity following the period immediately after the 2008-2009 economic crisis. Unfortunately acquisition activity remained low with no major buyout events.  Investors have become frustrated in recent times as management focused on economic issues as opposed to business values. The Fund has reduced its Loews stock to a less meaningful position. Since the stock price is at a discounted valuation, the Fund will continue to hold a position.

Several of other top Fund holdings remain attractively priced AIG, Chipmos, General Motors, Genworth Financial, Micron Technology and Yahoo. The fund will continue to hold these investments and monitor ongoing progress as their share prices converge with fair values or as fundamentals change.

Some Market Observations

Both the stock market and the bond market continue to be creeping toward the upper end of historical valuations. Currently the Fund is not finding much value in the market. Many investors point to the reasonable price earnings (p/e) ratios of the stock market and that the p/e ratio in the year 2000 was much higher. Taken at face value this is true. However, today the markets have been fully exploited across the board unlike in 2000 when more value existed as internet and large cap growth names were the rage trading at lofty valuation levels while the so called “old economy” stocks were priced cheaply. Another factor impacting valuations today is the record high profit margins and rock bottom interest rates. The sentiment is shifting toward the belief that record high profit margins will remain at a permanently high plateau. This is possible but not likely in my opinion since the global economy and financial markets are so dynamic. Interest rates on the ten year US Treasury bond have increased from the lows of 1.45% over a year ago to the current rate of 2.34%.  Bonds yields are unappealing when compared to real rates of return after inflation. The bulk of the economic benefits due to rock bottom interest rates has been mostly exploited already via share buybacks, earnings per share growth, mergers and acquisition activity, lower debt financing and interest expense.

The first chart below is of the Wilshire 5000 stock market capitalization to GDP. It has broken into new record highs. The second chart below depicts the price to sales ratio of the S&P. It is approaching the levels of early 2000.  Many investors will counter such indicators flashing overvaluation by pointing out the reasonable price to earnings multiples of the market and their assumption that there will be a continuation of the new higher plateau in corporate profits going forward.

Source vectorgrader

Having brought these valuation metrics to your attention, I would like to emphasize that the bulk of our time is spent searching for undervalued assets not calling the next recession. Usually when cash balances reach such high levels in the Fund, markets generally are expensive. However, a high priced market does not mean it cannot get even more expensive or the next big correction is just around the corner so patience and preparation is a must.

In past letters I have referenced studies that show many fund investors achieving lower returns than the stated fund performance. This underperformance occurs when investors chase past performance and rush into the hot funds of the day. This has been a recipe for disappointing returns. Currently investors are flocking to domestic index funds. History does repeat as domestic index funds have had very good recent performance. The last major rush into domestic index funds occurred in the late 1990’s as the market was peaking and these index funds had a string of very high performance years. The inevitable market correction is coming. It is just a matter of when.  Lower prices are always welcomed by long term investors as they can add to existing positions at attractive prices. Thank you for your continued support.

Respectfully Submitted,

James Potkul

President and Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2014, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

BREAD & BUTTER FUND, INC.
Top Ten Holdings and Asset Allocation
June 30, 2014 (Unaudited)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Berkshire Hathaway, Inc. - Class B	7.71%	Short Term Investments	30.09%
Micron Technology, Inc.	7.65%	Diversified Holdings Cos.	11.54%
Yahoo, Inc.	6.11%	Semiconductors & Related Devices	10.45%
General Motors Co.	5.00%	Insurance	8.79%
Philip Morris International, Inc.	4.89%	Consumer Products	7.56%
American International Group, Inc.	4.75%	Services-Computer Integrated Systems Design	6.11%
Tyson Foods, Inc. - Class A	4.36%	Motor Vehicles & Passenger Car Bodies	5.00%
Genworth Financial, Inc. - Class A	4.04%	Meat Packing Plants	4.36%
Loews Corp.	3.83%	Oil Field Services	3.56%
Chipmos Technologies Bermuda Ltd.	2.80%	Real Estate	2.66%
	51.14%	Retail	2.61%
		Healthcare-Pharmaceuticals	2.43%
		Oil & Gas Exploration/Production	2.15%
		Mobile Homes	1.43%
		Closed-End Trust	1.38%
		Liabilities in Excess of Other Assets	(0.12)%
			100.00%

	Bread & Butter Fund
	Schedule of Investments
	June 30, 2014 (Unaudited)

Shares		Value

COMMON STOCKS - 68.65%

Consumer Products - 7.56%
15,000	22nd Century Group, Inc. *	$ 46,050
1,000	Philip Morris International, Inc.	84,310
		130,360
Diversified Holding Cos. - 11.54%
1,050	Berkshire Hathaway, Inc. - Class B *	132,888
1,500	Loews Corp.	66,015
		198,903
Healthcare-Pharmaceutical - 2.43%
400	Johnson & Johnson	41,848

Insurance - 8.79%
1,500	American International Group, Inc.	81,870
4,000	Genworth Financial, Inc. - Class A *	69,600
		151,470
Meat Packing Plants - 4.36%
2,000	Tyson Foods, Inc. - Class A	75,080

Mobile Homes - 1.43%
6,000	Skyline Corp. *	24,660

Motor Vehicles & Passenger Car Bodies - 5.00%
2,373	General Motors Co.	86,140

Oil & Gas Exploration\Production - 2.15%
1,200	Statoil ASA ADR	36,996

Oil Field Services - 3.56%
500	Ensco Plc. ADR - Class A	27,785
1,000	Noble Corp. (Switzerland)	33,560
		61,345
Real Estate - 2.66%
1,000	Consolidated Tomoka Land Co.	45,900

Retail - 2.61%
600	Wal-Mart Stores, Inc.	45,042

Semiconductors & Related Devices - 10.45%
2,000	Chipmos Technologies Bermuda Ltd. (China) *	48,260
4,000	Micron Technology, Inc. *	131,800
		180,060
Services-Computer Integrated Systems Design - 6.11%
3,000	Yahoo, Inc. *	105,390

TOTAL COMMON STOCKS (Cost $603,564) - 68.65%		1,183,194

CLOSED-END TRUST - 1.38%
500	Central Gold Trust (Canada) *	23,735
TOTAL CLOSED-END TRUST (Cost $23,140) - 1.38%		23,735

SHORT TERM INVESTMENTS - 30.09%
300,265	Fidelity Institutional Treasury Only Money Market - Class I 0.01% **	300,265
218,315	Huntington Conservative Deposit Account 0.05% **	218,315
TOTAL SHORT-TERM INVESTMENTS (Cost $518,580) - 30.09%		518,580

TOTAL INVESTMENTS (Cost $1,145,284) - 100.12%		1,725,509

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.12)%		(1,979)

NET ASSETS - 100.00%		$ 1,723,530

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2014.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,145,284)	$ 1,725,509
Receivables:
Dividends and Interest	953
Total Assets	1,726,462
Liabilities:
Management Fees	1,466
Accrued Expenses	1,466
Total Liabilities	2,932

Net Assets	$ 1,723,530

Net Assets Consist of:
Capital Stock	$ 114
Paid In Capital	1,153,192
Accumulated Net Investment Loss	(8,604)
Accumulated Realized Loss on Investments	(1,397)
Unrealized Appreciation in Value of Investments	580,225
Net Assets, for 114,283 Shares Outstanding	$ 1,723,530

Net Asset Value Per Share	$ 15.08

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the six months ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net of $211 of foreign tax withheld)	$ 8,040
Interest	74
Total Investment Income	8,114

Expenses:
Advisory	8,359
Transfer Agent	3,000
Custody	1,800
Professional	5,250
Insurance	203
Registration	1,700
Quote and Fees	2,000
Software	200
State & Local Taxes	500
Printing & Postage	135
Other Expenses	458
Total Expenses	23,605
Less fees waived and expenses reimbursed by Advisor	(6,887)
Net Expenses	16,718

Net Investment Loss	(8,604)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	38,561
Net Change in Unrealized Appreciation on Investments	28,014
Realized and Unrealized Gain on Investments	66,575

Net Increase in Net Assets Resulting from Operations	$ 57,971

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2014	12/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (8,604)	$ (10,432)
Realized Gain (Loss) on Investments	38,561	(1,596)
Unrealized Appreciation on Investments	28,014	284,701
Net Increase in Net Assets Resulting from Operations	57,971	272,673

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions	(12,565)	(17,061)

Total Increase in Net Assets	45,406	255,612

Net Assets:
Beginning of Period	1,678,124	1,422,512

End of Period (Including Undistributed Net Investment Income (Loss) of $(8,604), and $0, respectively)	$ 1,723,530	$ 1,678,124

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 14.57		$ 12.22	$ 11.67	$ 11.46	$ 10.34	$ 8.42

Income From Investment Operations:
Net Investment Income (Loss) *	(0.07)		(0.09)	(0.03)	(0.05)	(0.02)	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	0.58		2.44	0.58	0.26	1.14	1.92
Total from Investment Operations	0.51		2.35	0.55	0.21	1.12	2.01

Distributions:
Net Investment Income	-		-	-	-	-	(0.09)
Realized Gains	-		-	-	-	-	-
Total Distributions	-		-	-	-	-	(0.09)

Net Asset Value, at End of Period	$ 15.08		$ 14.57	$ 12.22	$ 11.67	$ 11.46	$ 10.34

Total Return **	3.50%	****	19.23%	4.71%	1.83%	10.83%	23.91%

Net Assets at End of Period (Thousands)	$ 1,724		$ 1,678	$ 1,423	$ 1,396	$ 1,373	$ 1,063

Ratio of Expenses to Average Net Assets
Before Waivers	2.82%	***	2.88%	3.00%	2.91%	3.53%	3.66%
After Waivers	2.00%	***	2.00%	2.00%	2.00%	1.76%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets
After Waivers	(1.03)%	***	(0.66)%	(0.22)%	(0.43)%	(0.21)%	0.94%

Portfolio Turnover	3.24%	****	19.90%	30.28%	36.63%	49.92%	15.47%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized.
**** Not Annualized.
The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014 (UNAUDITED)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2010-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2016 to reimburse the Fund for expenses that exceed 2.00% per year of the averaged total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  For the six months ended June 30, 2014, the Adviser earned $8,359 pursuant to the advisory agreement.  The Adviser waived $6,887 in advisory fees for the six months ended June 30, 2014.   At June 30, 2014, the Fund owed the Advisor $1,466 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2014 were $39,062 and $164,589, respectively.

NOTE 4. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of June 30, 2014:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 1,183,194	$ -	$ -	$ 1,183,194
Closed-End Trust	23,735	-	-	23,735
Short-Term Investments	518,580	-	-	518,580
	$ 1,725,509	$ -	$ -	$ 1,725,509

The Fund did not hold any Level 3 assets during the six months ended June 30, 2014. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of June 30, 2014, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,153,306. Transactions in capital stock were as follows for the six months ended June 30, 2014 and the year ended December 31, 2013:

	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	-	$ -	2,474	$ 32,500
Shares reinvested	-	-	-	-
Shares redeemed	(863)	(12,565)	(3,708)	(49,561)
Total decrease	(863)	$ (12,565)	(1,234)	$ (17,061)

NOTE 6.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of December 31, 2013, they were as follows:

Undistributed ordinary income

$                 0

Capital loss carry-forwards expiring:  12/31/2017 +

($     38,362)

Short-term capital loss carryforward, no expiration:

($       1,596)

Total capital loss carryforwards

($     39,958)

As of June 30, 2014, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$      589,575

Gross unrealized depreciation on investment securities

(9,350)

Net unrealized depreciation on investment securities

$      580,225

Tax Cost of investment securities, including short-term investments

$   1,725,509

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund did not pay a dividend distribution for the six months ended June 30, 2014 and the year ended December 31, 2013.

NOTE 7.   NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Bread & Butter Fund
Expense Illustration
June 30, 2014 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2014	June 30, 2014	January 1, 2014 through June 30, 2014

Actual	$1,000.00	$1,035.00	$10.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.88	$9.99

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

JUNE 30, 2014 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age, Address (a)	Position, Term & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Donald J. McDermott Age: 84	Director, Chairman of the Board 1 Year 9 Years	Retired Professor at Essex County College
Frank J. Figurski Age: 51	Director 1 Year 9 Years	Global Systems Engineer, Sanofi-Aventis Inc.; Systems Analyst, Atlantic Health System
Theodore J. Moskala Age: 49	Director 1 Year 9 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age, Address (a)	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 47	Director, Secretary 1 Year 9 Years	Director – Healthcare Economics Policy & Reimbursement at Covidien; Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

(a) 3633 Hill Road, Parsippany, NJ 07054.

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

The Directors received no fees for the six months ended June 30, 2014.

BREAD & BUTTER FUND

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2014 (UNAUDITED)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER VOTE

At the Annual meeting June 21, 2014, shareholders of record dated May 14, 2014 voted to unanimously elect the four board of director nominees and the registered public accounting firm until the next annual meeting.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on June 21, 2014, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

The nature, extent and quality of investment, and other services to be rendered by the Investment Manager; comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives; the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors; information about fees charged by the Investment Manager to other clients with similar investment objectives; the professional experience and qualifications of the Fund’s portfolio manager; profitability of the Investment Manager; and the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. James B. Potkul, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management, and the age of the Fund into account. The Fund is a long term capital appreciation fund with lower than normal turnover focusing on value investments. Therefore the Directors used several funds in the value peer group as well as the S&P 500 Index for comparison purposes. The Fund performance analysis is longer term in nature using the most recent 5 year period ending December 31 and since inception October 31, 2005 through the year end of the most recent N-CSR Annual Filing December 31. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee waiver was reasonable in light of the Fund’s assets size. The Directors determined that the fee waiver helps to keep Fund expenses in line with competitive funds and is reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include voluntary waivers. The Directors recognized that the Investment Manager has made great effort to keep cost low and waive expenses.

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary and a larger asset base. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services as are necessary for the Fund’s operations. The Directors considered that the Investment Manager paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager is contractually obligated to waive Fund expenses beyond 2%. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was currently not profitable based on the expenses and relatively small asset levels of the Fund.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Road 3rd Flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2. CODE OF ETHICS – filed herewith under exhibits

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM

6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM

7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM

9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11. CONTROLS AND PROCEDURES – Not applicable.

ITEM 12. EXHIBITS.

(a) (1) EX-99.CODE ETH. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley

Act of 2002. ex-99cert Filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002. ex-99.906cert Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       Principal Financial Officer

Date 09/05/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President

Date 09/05/2014